UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. [ ])
[xx]	Filed by Registrant
[ ]	Filed by a Party other than the Registrant

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[xx]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Citizens Financial Services, Inc. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[xx]	No filing fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(A)(2) and identify the filing fee for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

CITIZENS FINANCIAL SERVICES, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 20, 2004

GENERAL INFORMATION

Date, Time and Place of Annual Meeting

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Citizens Financial Services, Inc., a Pennsylvania business corporation, of proxies to be voted at the corporation’s Annual Meeting of Shareholders to be held at 12:00 p.m., prevailing time, on Tuesday, April 20, 2004 at the Tioga County Fairgrounds Main Building, Whitneyville, Pennsylvania 16901.

Description of the Corporation

The principal executive office of the corporation is located at First Citizens National Bank, 15 South Main Street, Mansfield, Pennsylvania 16933. The telephone numbers for the corporation are 570-662-2121 or 800-326-9486. All inquiries regarding the annual meeting should be directed to John M. Thomas, M.D., Interim President of the corporation.

Citizens Financial Services, Inc. was established in 1984 as a one-bank holding company under the laws of Pennsylvania and the Bank Holding Company Act of 1956. Thus, the corporation’s activities consist of owning and supervising First Citizens National Bank, its wholly-owned depository subsidiary. In March 2001, First Citizens National Bank established a subsidiary, First Citizens Insurance Agency, Inc. This agency, which was not activated until October 1, 2001, allows the bank to sell insurance and insurance products within our marketing area. In December 2003, the corporation formed a special purpose entity, the Citizens Financial Statutory Trust. This entity was formed solely to facilitate a $7,500,000 trust preferred pooled offering.

Included with this proxy statement is the corporation’s notice of meeting, your proxy card, and a copy of the corporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2003. You may obtain a copy of the Annual Report to Shareholders for the 2002 fiscal year at no cost by contacting John M. Thomas, M.D., Interim President, via mail at 15 South Main Street, Mansfield, Pennsylvania 16933 or via telephone at 800-326-9486.

We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Citizens Financial Services, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Page -2-

VOTING PROCEDURES

Solicitation and Voting of Proxies

This proxy statement and the enclosed form of proxy are first being sent to the corporation’s shareholders on or about March 10, 2004.

Shares represented by proxies on the accompanying proxy, if properly signed and timely returned, will be voted in accordance with the specifications made by the shareholders. Any properly signed and timely returned proxy not specifying to the contrary will be voted FOR the election of the nominees for Class 2 Director named below to serve for a three-year term and until their successors are elected and qualified.

Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person, after giving written notice to the Secretary of the corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the corporation may furnish shareholders in connection with the annual meeting, will be borne by the corporation. In addition to the use of the mail, certain directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier, or other electronic means. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons. The corporation will reimburse them for their reasonable forwarding expenses.

Quorum and Vote Required For Approval

At the close of business on March 3, 2004, the corporation had outstanding 2,812,887 shares of common stock, par value $1.00 per share, the only authorized class of stock.

Only holders of record of common stock at the close of business on March 3, 2004 are entitled to vote at the annual meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the annual meeting, each share of common stock is entitled to one vote.

Under Pennsylvania law and the corporation’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the annual meeting. Pursuant to the corporation’s Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions are counted as "present" for determining the presence of a quorum for the particular matter.

Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. The proxy holders will not cast votes for or against any director candidate where the broker or shareholder withheld authority.

Revocability of Proxy

A shareholder who returns a proxy may revoke the proxy at any time before it is voted at the annual meeting only:

•  by giving written notice of revocation to Terry B. Osborne, Secretary of Citizens Financial Services, Inc., at 15 South Main Street, Mansfield, Pennsylvania 16933,

•  by executing a later-dated proxy and giving written notice to the Secretary of the corporation, or

•  by attending the annual meeting and voting in person after giving written notice to the Secretary of the corporation.

Page -3-

Methods of Voting

Proxy Voting:

•  Mark your selections.

•  Date your proxy and sign your name exactly as it appears on your proxy.

•  Mail the proxy to Citizens Financial Services, Inc. in the enclosed postage-paid envelope.

Voting in Person:

•  Attend the annual meeting and show proof of eligibility to vote.

•  Obtain a ballot.

•  Mark your selections.

•  Date your ballot and sign your name exactly as it appears in the corporation’s transfer books.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

The Board of Directors oversees all of the corporation’s business, property, and affairs. The Chairman and the corporation’s officers keep the members of the Board informed of the corporation’s business through discussions at Board meetings and by providing them reports and other materials.

During fiscal year 2003, the Board of Directors of the corporation held 11 meetings. The Board of Directors of First Citizens National Bank held 24 meetings during fiscal year 2003.

Employee Code of Ethics

Since December 2002, we have had a code of conduct for executive officers of the corporation. In 2003, as required by law and regulation, we amended our code of conduct. Our employee code of ethics is applicable to our directors, officers and employees. The code of conduct encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code or ethics. The Board periodically receives reports on our compliance program. The Code of Ethics is posted on our website at www.firstcitizensbank.com. We will file a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 Annual Report on Form 10-K.

Page -4-

Directors of Citizens Financial Services, Inc.

The following table sets forth (in alphabetical order) selected information about the directors of the corporation.

Name	Class of Director	Director Since	Age as of March 3, 2004

R. Lowell Coolidge	1	1984	63
Larry J. Croft	1	1990	68
Mark L. Dalton	2	1998	49
Roger C. Graham, Jr.	3	2001	48
E. Gene Kosa	3	2001	57
R. Joseph Landy	3	2001	49
John E. Novak	2	1984	67
Carol J. Tama	1	1986	63
John M. Thomas	1	1990	70
Rudolph J. van der Hiel	2	1984	64
William D. Van Etten	3	1984	70

Executive Officers of Citizens Financial Services, Inc.

The following table sets forth, as of March 3, 2004, selected information about the executive officers of the corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors.

Name and Position	Held Since	Employee Since	Number of Shares Beneficially Owned (1)	Age as of March 3, 2004

R. Lowell Coolidge Chairman of the Board	1984	(2)	151,496	63
John M. Thomas, M.D. Interim President	1990	2003 (3)	50,764	70
Terry B. Osborne Secretary	1984	1984	1,244	50
Rudolph J. van der Hiel Assistant Secretary	1984	(2)	17,630	64
Thomas C. Lyman Treasurer	1988	1988	242	58
Randall E. Black Assistant Treasurer	1999	1993	1,062	37

Page -5-

(1)  See Table entitled "Share Ownership by Directors, Officers and Nominees" on page 16 for additional share ownership information.

(2)  This individual is not an employee of Citizens Financial Services, Inc. or First Citizens National Bank.

(3)  On September 2, 2003, John M. Thomas, M.D. was appointed Interim President of Citizens Financial Services, Inc. and First Citizens National Bank.

Executive Officers of First Citizens National Bank

The following table sets forth, as of March 3, 2004, selected information about the executive officers of First Citizens National Bank, the corporation’s wholly-owned subsidiary. Each officer is elected by the bank’s Board of Directors and each holds office at the discretion of the Board of Directors. All shares are held individually unless otherwise noted. Footnotes follow the next table.

Name and Position	Held Since	Employee Since		Number of Shares Beneficially Owned		Age as of March 3, 2004

R. Lowell Coolidge Chairman of the Board	1984	(1)		151,496		63
John M. Thomas Interim President	1990	2003		50,764		70
Terry B. Osborne Executive Vice President	1991	1975		1,244	(2)	50
Thomas C. Lyman Vice President, Investments & Strategic Planning	1988	1988		242	(3)	58
Cynthia T. Pazzaglia Vice President, Human Resources	1985	1983		1,621	(4)	45
Randall E. Black Senior Vice President, Chief Financial Officer	1999	1993		1,062	(5)	37
Kathleen M. Campbell Senior Vice President, Marketing/Training Manager	2001	2001	(8)	62		43
Douglas W. Whitten Vice President, Operations Division Manager	2001	2000	(9)	101	(6)	61
Alex D. Nadalini Senior Vice President, Senior Credit Officer	2003	2003	(10)	26	(7)	63

Page -6-

Executive Officers of First Citizens Insurance Agency, Inc.

The following table sets forth, as of March 3, 2004, selected information about the executive officers of First Citizens Insurance Agency, Inc., the bank’s wholly-owned subsidiary. Each officer is elected by the bank’s Board of Directors and each holds office at the discretion of the Board of Directors. All shares are held individually unless otherwise noted.

Name and Position	Held Since	Employee Since	Number of Shares Beneficially Owned		Age as of March 3, 2004

R. Lowell Coolidge Chairman	1984	(1)	151,496		63
Mark L. Dalton	1997	(1)	1,166		49
Thomas C. Lyman Secretary	1988	2001	242	(3)	58
Randall E. Black Treasurer	1999	2001	1062	(5)	37

(1)  This individual is not an employee of Citizens Financial Services, Inc. or First Citizens National Bank.
(2)  Mr. Osborne holds 1,058 shares jointly with his spouse, 48 shares individually, and 138 shares are held by his spouse.
(3)  Mr. Lyman holds 242 shares jointly with his spouse.
(4)  Mrs. Pazzaglia holds 1,621 shares jointly with her spouse.
(5)  Mr. Black holds 1,062 shares jointly with his spouse.
(6)  Mr. Whitten holds 101 shares jointly with his spouse.
(7)  Mr. Nadalini holds 26 shares jointly with his spouse.
(8)  Prior to joining First Citizens National Bank, Ms. Campbell, worked at Keystone Financial, Inc. as a Marketing Officer.
(9)  Prior to joining First Citizens National Bank, Mr. Whitten worked at The Bank of Castile as Vice President of Management Information Systems.
(10)  Prior to joining First Citizens National Bank, Mr. Nadalini was a financial institution consultant, specializing in commercial and residential lending, credit policy and credit administration.

The Board of Directors and its Committees

During 2003, the corporation’s Board of Directors held 11 regular meetings and the bank’s Board of Directors held 24 meetings. Each of the directors attended at least 75% of the combined total number of meetings of the corporation’s and the bank’s Board of Directors meetings and committee meetings except for Director Thomas. All directors of the corporation attended the 2003 Annual Meeting of Shareholders and all are expected to attend the 2004 Annual Meeting of Shareholders. First Citizens National Bank maintains seven standing committees: Strategic Planning, Asset/Liability, Credit, Audit, Human Resource, Trust, and Building. Citizens Financial Services, Inc. maintains a standing Audit Committee.

The corporation’s Board of Directors does not maintain a standing nominating committee, or compensation committee. Matters within the jurisdiction of a nominating committee are considered by the corporation’s and the bank’s Board of Directors. The bank’s Human Resource Committee currently performs the functions of a compensation committee.

There is no family relationship, by blood, marriage, or adoption, between any of the directors and any other director, officer, or full-time employee, of the corporation or of the bank.

Page -7-

Compensation of the Board of Directors

Directors of the corporation, except for the Chairman, receive a fee of $250 per meeting. Directors of the bank, except for the Chairman, receive a $4,000 retainer plus $500 per month plus fees of $175 per meeting, for attendance at various committee meetings held on the same day as the Board meetings, and $250 per additional committee meeting held on a day other than Board meeting. A fee of $250 is paid for any special meeting of the Board plus $100 per conference call instance. Mr. Coolidge, who serves as the corporation’s and the bank’s Chairman, receives a fixed annual sum of $30,040 in lieu of all director’s fees. Directors are permitted to defer their fees subject to provisions of the director’s deferred compensation plan. The plan provides for the bank to distribute funds to a director whenever they are no longer a member of the Board. In addition to these fees, each director is provided a $50,000 life insurance benefit. Once a director retires, insurance coverage continues but the benefit declines as the age of the retired director increases. In the aggregate, the Board of Directors received $218,713.31 for all Board of Directors meetings of the corporation, of the bank and various committee meetings attended in 2003. Total premiums paid, in 2003, for life insurance on behalf of the current and retired directors was $1,840.

NOMINATIONS FOR DIRECTORS

As mentioned above, the corporation’s Board of Directors does not maintain a nominating committee. Matters within the jurisdiction of this committee are considered by the corporation’s and bank’s Board of Directors. Because the entire board performs the function of a nominating committee, there is no nominating committee charter. All directors meet the OTC Bulletin Board standards for independence except for Directors R. Lowell Coolidge, R. Joseph Landy, Rudolph J. van der Hiel, John M. Thomas, M.D., and Mark L. Dalton who were officers and/or partners, rendered services or sold products to the corporation and/or bank in the normal course of business in 2003.

Nominations for directors, other than those made by or on behalf of the existing Board of Directors, to be elected at an annual meeting of shareholders must be submitted to the Secretary of the corporation in writing not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the date of the meeting. The nominations must be in accordance with Section 202 of the corporation's Bylaws and contain the specified information, including but not limited to: name and address, age, principal occupation, and the number of shares of the corporation held for each proposed nominee.

No third party fees are paid to assist in the process of identifying or evaluating candidates.

When considering potential candidates, the Board of Directors considers, among other things, geographic location, principal occupation, financial expertise, and individual qualifications. The corporation has never received outside nominations for directors.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of directors who meet the OTC Bulletin Board standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in July 2003 and which is attached to this proxy statement as Appendix A.

The Audit Committee met with management periodically during the year to consider the adequacy of the company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the company’s independent auditors and with appropriate company financial personnel and internal auditors. The Audit Committee also discussed with the company’s senior management and independent auditors the process used for certifications by the company’s chief executive officer and chief financial officer which are required for certain of the company’s filings with the Securities and Exchange Commission.

The Audit Committee met privately at its regular meeting with both the independent auditors and the internal auditors, as well as with the chief financial officer and the investments & strategic planning officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

Page -8-

The Audit Committee appointed S.R. Snodgrass, A.C., Certified Public Accountants as the independent auditors for the company after reviewing the firm’s performance and independence from management.

Management has primary responsibility for the company’s financial statements and the overall reporting process, including the company’s system of internal controls.

The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee reviewed with management and S.R. Snodgrass, A.C., Certified Public Accountants, the company’s independent auditors, the company’s audited financial statements and met separately with both management and S.R. Snodgrass, A.C., Certified Public Accountants to discuss and review those financial statements and reports prior to issuance. Management has represented, and S.R. Snodgrass, A.C., Certified Public Accountants has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee received from and discussed with S.R. Snodgrass, A.C., Certified Public Accountants the written disclosure and the letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the company. The Audit Committee also discussed with S.R. Snodgrass, A.C., Certified Public Accountants matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by S.R. Snodgrass, A.C., Certified Public Accountants and discussed with the auditors their independence.

In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of S.R. Snodgrass, A.C., Certified Public Accountants, as the company’s independent auditors for the year.

Aggregate fees billed to the company by S.R. Snodgrass, A.C., Certified Public Accountants for services rendered are presented below:

Year End December 31,	2002	2003
Audit Fees (1)	$58,155	$69,661
Audit Related Fees	$0	$0
Tax Services (2)	$4,150	$6,550

All Other Fees (3)	$60,939	$95,007

(1)     Audit fees consist of fees for professional services rendered for the audit of Citizens Financial Services, Inc.’s financial statements and review of financial statements included in Citizens Financial Services, Inc.’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)   Tax service fees consist of compliance fees for the preparation of original tax returns. Tax service fees also include fees relating to other tax advices, tax consulting and planning other than for tax compliance and preparation.

(3)   Other services consisted primarily of consulting services for loan and deposit process evaluation and regulatory compliance review.

Page -9-

The Audit Committee pre-approved all audit and non-audit services during 2003.

The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining S.R. Snodgrass, A.C., Certified Public Accountant’s independence.

Audit Committee:

E. Gene Kosa (Chairman)
William D. Van Etten (Audit Committee Member)
Mark L. Dalton (Audit Committee Member)
John E. Novak (Audit Committee Member)

We have no "audit committee financial expert." We believe the cost to retain a financial expert at this time is prohibitive. However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

BOARD OF DIRECTORS’ REPORT ON EXECUTIVE COMPENSATION

Board Committee Report on Compensation

The corporation’s Board of Directors is responsible for the governance of the corporation and its principal operating subsidiary, First Citizens National Bank. In fulfilling its fiduciary duties, the Board of Directors engages competent persons who undertake to accomplish strategic goals and objectives with integrity and in a cost-effective manner.

The bank’s Human Resource Committee, comprised of six outside directors (Directors Novak, Croft, van der Hiel, Van Etten, Dalton and Kosa), makes recommendations on compensation policies and practices to the Board of Directors. The Human Resource Committee met five times in 2003. The fundamental philosophy of the corporation’s and the bank’s compensation program is to offer competitive compensation opportunities for all employees based on the individual’s contribution and personal performance. Compensation policies are designed to attract and motivate competent and dedicated individuals to enhance the corporation’s and bank’s growth and profitability and the ultimate financial return to shareholders.

The compensation of the President and Chief Executive Officer, and of the Executive Vice President is reviewed and approved in April of each year by the Board of Directors. As a basis for determining compensation, the Board of Directors examines information from a peer group of banks relative to performance and compensation. The peer group for overall bank performance analysis consists primarily of those contained within the Uniform Bank Performance Report prepared by the Office of the Comptroller of the Currency (banks with assets of $300 million to $500 million throughout the United States). The peer group for analysis of compensation paid to other bank holding company and banking institution executives is obtained primarily from L.R. Weber Associates, Inc. and Bank Administration Institute (such peer data is compiled on both a regional and asset size basis). These peer groups are different from the peer group utilized in the performance graph appearing on page 18.

The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers and in the event that this section does become applicable, the Board of Directors intends to amend the corporation’s and the bank’s compensation plans to preserve the deductibility of the compensation payable under such plans.

Page -10-

Compensation of the Executive Officers

The Board of Directors evaluated the compensation of the President and Chief Executive Officer, and the Executive Vice President in April 2003. Compensation increases were determined based on an analysis of the contribution of these individuals in achieving the corporation’s strategic goals and objectives. In determining whether strategic goals had been achieved, the Board of Directors considered, among numerous factors, the following: the corporation’s performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there was no direct correlation between any specific criterion and compensation of these executives, nor was any specific weight provided to any such criteria.

The Board of Directors believes that the President and Chief Executive Officer’s 2003 salary of $170,169, the Executive Vice President’s 2003 salary of $117,430, the Senior Vice President/Chief Financial Officer’s 2003 salary of $101,113, and the Senior Vice President/Senior Credit Officer’s 2003 salary of $97,004 is appropriate in light of the corporation’s 2003 accomplishments (a 13.22% return on average equity and a 7.2% increase in assets). Executive officers’ compensation is evaluated in October of each year by the President and Chief Executive Officer. In addition to this compensation, the President and Chief Executive Officer, Executive Vice President, Senior Vice President/Chief Financial Officer, and Senior Vice President/Senior Credit Officer participate in the bank’s deferred profit-sharing plan on the same basis as all other eligible employees. The bank maintains a corporation wide incentive compensation plan whereby employees including the President and Chief Executive Officer, Executive Vice President, Senior Vice President/Chief Financial Officer, and Senior Vice President/Senior Credit Officer may receive cash bonuses based upon varying corporation performance objectives.

On September 2, 2003, John M. Thomas, M.D. was appointed Interim President of the corporation and of the bank to replace Richard E. Wilber, who retired as President and Chief Executive Officer effective September 30, 2003. John M. Thomas, M.D., does not receive a fixed salary. The bank absorbs some cost of living expenses for Dr. Thomas that average approximately $2,400 per month.

HUMAN RESOURCE COMMITTEE

Larry J. Croft	Mark L. Dalton	Rudolph J. van der Hiel
William D. Van Etten	John E. Novak	E. Gene Kosa

BOARD COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Richard E. Wilber, former President and Chief Executive Officer of the corporation and of the bank, was a member of the Human Resource Committee which makes recommendations on compensation policies and practices to the Board of Directors. Mr. Wilber did not participate in conducting his review nor did he vote on his annual compensation package.

EXECUTIVE COMPENSATION

Information concerning the annual cash and non-cash compensation paid, awarded or earned for services in all capacities to the corporation and the bank for the fiscal years ended December 31, 2003, 2002 and 2001 of those persons who were, as of December 31, 2003, (i) the President and Chief Executive Officer, and (ii) the three other most highly compensated executive officers of the corporation, is set forth below. No other executive officer’s total annual salary and bonus exceeded $100,000 during 2003.

Page -11-

Summary Compensation Table
Name and Principal Position	Year				Long Term Compensation
		Annual Compensation			Awards		Payouts
		Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($) (2)
Richard E. Wilber President & CEO of the corporation and bank	2003 2002 2001	$170,169 $189,869 $185,885	$30,566 $32,753 $11,576	None	None	None	None	$23,066 $12,228 $7,176
Terry B. Osborne Executive Vice President & Secretary of the corporation and bank	2003 2002 2001	$117,431 $111,688 $108,461	$16,545 $19,941 $7,002	$4,455 $4,020 $4,020	None	None	None	$3,990 $8,227 $4,295
Randall E. Black Senior Vice President/ Chief Financial Officer	2003	$100,600	$12,090	None	None	None	None	$3,099
Alexander D. Nadalini Senior Vice President/ Senior Credit Officer	2003	$96,154	$5,937	None	None	None	None	$803

(1)  The "Other Annual Compensation" column includes fees paid to Mr. Osborne as Secretary of the corporation and of the bank.

(2)  Includes approximately $5,000, $11,400, and $6,348 for tax deferred profit sharing contributions paid on behalf of Mr. Wilber by the bank in the respective years of 2003, 2002 and 2001. Includes approximately $3,461, $7,732, and $3,840 for tax deferred profit sharing contributions paid on behalf of Mr. Osborne by the bank in the respective years of 2003, 2002 and 2001. Includes approximately $2,830 for tax deferred profit sharing contributions paid on behalf of Mr. Black by the bank in 2003. Also includes $1,419, $828, and $828 for imputed income on life insurance for Mr. Wilber in the respective years of 2003, 2002 and 2001. Includes $529, $495, and $455 for imputed income on life insurance for Mr. Osborne in 2003, 2002 and 2001. Includes $269 for imputed income on life insurance for Mr. Black for 2003. Includes $803 for imputed income on life insurance for Mr. Nadalini for 2003. Includes $16,647 paid to Mr. Wilber in 2003 pursuant to the consulting and non-compete agreement between Mr. Wilber, the corporation and the bank.

Consulting and Non-Compete Agreement with Former Executive Officer

On September 30, 2003, Richard E. Wilber resigned as the corporation’s and bank’s President and Chief Executive Officer and as a director of both the corporation and bank. Mr. Wilber and the corporation agreed to terminate his employment agreement and to enter into a Consulting and Non-Compete Agreement. Pursuant to the terms of the agreement dated September 30, 2003, Mr. Wilber was retained by the corporation and the bank in an advisory and consulting capacity to, among other things, assist the corporation and the bank review, outline, evaluate and implement goals, opportunities, risks and best practices for the corporation and the bank. For his services, which shall not exceed 150 hours per year, Mr. Wilber will receive an annual payment of $100,000 offset by (i) annual payments from the bank’s defined benefit pension plan and (ii) annual payments from social security. The duration of the agreement shall continue until such time that the parties mutually terminate it or a party terminates it for non-performance, as defined in the agreement. The agreement contains a covenant not to compete that prohibits Mr. Wilber, during the period that he receives compensation pursuant to the agreement, from engaging in certain

Page -12-

activities and performing certain services in a defined geographic area that may compete with the corporation’s or bank’s business.

Retirement Plans

The bank has a noncontributory defined benefit pension plan for all employees meeting certain age and length of service requirements. Benefits are based primarily on years of service and the average annual compensation during the highest five consecutive years within the final ten years of employment. The bank’s funding policy is consistent with the funding requirements of federal law and regulations. The First Citizens National Bank Division of Wealth Management is the trustee of the pension plan.

The following table sets forth the estimated annual benefits payable on retirement at age 65 by a participating employee, assuming final average earnings as shown. This table reflects the benefit available through the pension plan exclusive of social security. For 2003, a minimum contribution of $453,744 was required.

Average Annual Earnings	Annual Pension Benefits Upon Retirement with Years of Service Indicated

	15 ----	20 ----	25 ----	30 ----	35 ----
$20,000	3,900	5,200	6,500	7,800	7,800
$40,000	7,800	10,400	13,000	15,600	15,600
$60,000	13,383	17,844	22,306	26,767	26,767
$80,000	19,383	25,844	32,306	38,767	38,767
$100,000	25,383	33,844	42,306	50,767	50,767
$120,000	31,383	41,844	52,306	62,767	62,767
$140,000	37,383	49,844	62,306	74,767	74,767
$160,000	43,383	57,844	72,306	86,767	86,767
$180,000	49,383	65,844	82,306	98,767	98,767
$200,000	55,383	73,844	92,306	110,767	110,767
$220,000	55,383	73,844	92,306	110,767	110,767
$240,000	55,383	73,844	92,306	110,767	110,767

Richard E. Wilber, former President and Chief Executive Officer of the corporation and the bank, has 22 years of credited service to the corporation and bank. His average salary upon which his benefits would be calculated at December 31, 2003 is $186,216. Terry B. Osborne, Executive Vice President and Secretary of the corporation and bank, has 28 years of credited service to the corporation and bank. His average salary upon which his benefits would be calculated at December 31, 2003 is $120,586. Randall E. Black, Senior Vice President/Chief Financial Officer has 10 years of credited service to the bank. His average salary upon which his benefits would be calculated at December 31, 2003 is $81,573. Alex Nadalini, Senior Vice President/Senior Credit Officer has 1 year of credited service to the bank. His average salary upon which his benefits would be calculated at December 31, 2003 is $102,894.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of the corporation’s directors and executive officers and their associates are and have been customers of the bank and have had transactions with the bank in the ordinary course of business. In addition, certain directors are and have been directors and officers of corporations which are customers of the bank and have had transactions with the bank in the ordinary course of business. All transactions with these directors and officers of the corporation and their associates were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time of the transactions. These transactions did not involve more than a normal risk of collectibility or present other unfavorable features.

Page -13-

During 2003, business and law firms, of which Directors Rudolph J. van der Hiel, R. Lowell Coolidge, R. Joseph Landy, and Mark L. Dalton were officers and/or partners, rendered services or sold products to the corporation and/or the bank in the normal course of business. Van der Hiel & Chappell, Walrath and Coolidge, and Landy & Landy received $7,833.25, $28,690.45 and $14,778.08, respectively, for legal services rendered to the corporation and/or bank during 2003. Also during 2003, Dalton Insurance Agency, which Director Mark L. Dalton owns, was paid $30,831.21 in premiums for various insurance coverages maintained by the corporation and the bank.

Total loans outstanding from the corporation and the bank at December 31, 2003, to the corporation’s and the bank’s officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $3,345,424, or approximately 8.7% of the total equity capital of the bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 25, 2004, to the above described group was $2,847,836.

ELECTION OF DIRECTORS

Qualification and Nomination of Directors

The Articles of Incorporation provide that the Board of Directors shall consist of not less than five nor more than 25 directors, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting. The number of directors is currently set at 11. The Articles further provide that the directors shall be divided into three classes, as nearly equal in number as possible, known as Class 1, Class 2 and Class 3. The Class 2 Directors elected at this annual meeting will serve for a three year term. The Class 1 and Class 3 Directors will continue to serve for one and two years, respectively, in order to complete their three year terms.

The proxies solicited hereunder will be voted FOR (unless otherwise directed) the three nominees named below. The corporation does not contemplate that any nominee will be unable to serve as a director for any reason. Each nominee has agreed to serve if elected. However, in the event one or more of the nominees should be unable to stand for election, the vote will be cast for the remaining nominees in accordance with the best judgment of the Board of Directors.

Cumulative voting rights do not exist with respect to the election of directors. Each share of common stock entitles the holder to cast one vote for each nominee. For example, if a shareholder owns ten shares of common stock, he or she may cast up to ten votes for each of the directors in the class to be elected.

Information as to Nominees and Directors

The following table contains certain information with respect to the corporation’s directors as well as the nominees for Class 2 Director. The date appearing in parenthesis opposite each director’s name in the "Director Since" column represents the year in which each individual became a director of the bank, or any predecessor institution acquired by the bank. Each nominee presently serves as a director of the bank, as well as a director of the corporation. All directors have been engaged in the principal occupation indicated for five years or more. Footnotes appear on page 17.

Page -14-

Name	Age as of March 3, 2004	Principal Occupation for Past Five Years	Director Since Corporation/Bank

CURRENT CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2004 AND NOMINEES FOR CLASS 2 DIRECTOR WHOSE TERM EXPIRES IN 2007
John E. Novak	67	Retired School Administrator with Southern Tioga School District; retired from supervising student teachers at Elmira College, located in Elmira, NY	1984 (1976)
Rudolph J. van der Hiel	64	Attorney-at-Law with the Law Offices of van der Hiel & Chappell, located in Mansfield, PA; Rector at St. James Episcopal Church, Mansfield, PA; and Trinity Episcopal Church, Antrim, PA	1984 (1975)
Mark L. Dalton	49	Owner of Robert E. Dalton General Insurance, located in Blossburg, PA	1998 (1997)
CURRENT CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2005
Carol J. Tama	63	Retired President of Monaghan Transportation Company	1986 (1984)
John M. Thomas, M.D. (11)	70
Interim President of Citizens Financial Services, Inc. and First Citizens National Bank; Retired Executive Chairman of Guthrie Healthcare System; President of Chemung Spring Water Company, located in Chemung, NY
			1990 (1985)
R. Lowell Coolidge	63	Attorney-at-Law with the firm of Walrath and Coolidge, located in Wellsboro, PA	1984 (1984)
Larry J. Croft	68	Owner of Croft Ford, Inc., located in Athens, PA	1990 (1969)
CURRENT CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2006
William D. Van Etten (11)	70	Dairy Farmer, located in Ulysses, PA	1984 (1978)
E. Gene Kosa	57	Partner in EDKO Farms, a vegetable and dairy farm, located in Ulysses, PA	2001 (2001)
R. Joseph Landy	49	Attorney-at-Law with the firm of Landy & Landy, located in Sayre, PA	2001 (2001)
Roger C. Graham, Jr.	48	Retired Owner of Graham Excavating	2001 (2001)

Page -15-

BENEFICIAL OWNERSHIP OF THE CORPORATION’S STOCK
OWNED BY PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table sets forth, as of March 3, 2004, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation’s outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation’s outstanding common stock so owned.
Name and Address	Number of Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Beneficially Owned

R. Lowell Coolidge Post Office Box 41 Wellsboro, Pennsylvania 16901	151,496	5.39%

Share Ownership by Directors, Officers and Nominees

The following table sets forth as of March 3, 2004, the amount and percentage of the common stock beneficially owned by each director, each nominee for director and all executive officers and directors of the corporation and bank as a group. This information is furnished by the directors and the corporation. All shares are held individually unless otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

CURRENT CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2004 AND NOMINEES FOR CLASS 2 DIRECTOR WHOSE TERM EXPIRES IN 2007
John E. Novak	3,572	(2)	.13%
Rudolph J. van der Hiel	17,630	(3)	.63%
Mark L. Dalton	1,166.04%
CURRENT CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2005
Carol J. Tama	81,370	(4)	2.89%
John M. Thomas, M.D. (11)	50,764	(5)	1.80%
R. Lowell Coolidge	151,496	(6)	5.39%
Larry J. Croft	28,058	(7)	1.00%
CURRENT CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2006
William D. Van Etten (11)	5,166	(8)	0.18%
E. Gene Kosa	1,027	(9)	.04%
R. Joseph Landy	6,868	(10)	.24%
Roger C. Graham, Jr.	8,816.31%

All Nominees, Directors and Executive Officers as a Group 11 directors, 7 officers, 18 persons	360,299		12.81%

Page -16-

(1)     The securities "beneficially owned" by an individual are determined in accordance with the definitions of "Beneficial Ownership" set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 3,
2004. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  Mr. Novak holds 3,386 shares individually, and 186 shares are held by his spouse.

(3)  Mr. van der Hiel holds 16,081 shares individually, 22 shares are held jointly with his spouse, and 1,527 shares are held by his spouse.

(4)  Mrs. Tama holds 73,840 share individually, and 7,530 shares in a partnership.

(5)  Dr. Thomas holds 50,226 shares individually, and 538 shares are held by his spouse.

(6)  Mr. Coolidge holds 121,790 shares individually, and 29,706 shares are held by his spouse.

(7)  Mr. Croft holds 17,751 shares individually, 9,753 shares jointly with his spouse, and 554 shares are held by his spouse.

(8)  Mr. Van Etten holds 5,166 shares jointly with his spouse.

(9)  Mr. Kosa holds 950 shares jointly with his spouse, 20 shares are held by his spouse, and 57 shares are held in an investment club.

(10)  Mr. Landy holds 3,458 shares individually, 2,496 shares jointly with his spouse, and 914 as custodian for his children.

(11)  Dr. Thomas and Mr. Van Etten will be retiring at the 2004 Annual Meeting of Shareholders as they have reached the mandatory retirement age.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation’s officers and directors, and persons who own more than 10% of the registered class of the corporation’s equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2003, through December 31, 2003, its officers, directors and 10% shareholders were in compliance with all applicable filing requirements.

Page -17-

PERFORMANCE GRAPH

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed under such Acts.

The graph compares the corporation’s stock performance from January 1, 1999 through December 31, 2003, against the performance of the S&P 500 Index and Mid-Atlantic Custom Peer Group for the same period. The graph shows the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1998, in each of the corporation’s common stock, the S&P 500 Index, and the Mid-Atlantic Custom Peer Group, and that all dividends were reinvested in such securities over the past five fiscal years. Shareholder return shown on the graph below is not necessarily indicative of future performance.

Total Return Performance
Index Value
Citizens Financial Services, Inc.
S&P 500*
Mid-Atlantic Custom Peer Group**
200
175
150
125
100
75
50
25
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

		Period Ending

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Citizens Financial Services, Inc.	100.00	73.67	54.34	67.96	112.08	126.85
S&P 500 *	100.00	121.11	110.34	97.32	75.75	97.40
Mid-Atlantic Custom Peer Group **	100.00	88.42	79.57	92.99	118.75	160.85

NOTE:    The Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1 billion.

SOURCE: SNL Financial L.C.

Page -18-

PROPOSALS

1.  To Elect Three Class 2 Directors

Nominees for Class 2 Director are:
•  John E. Novak (director since 1984).

•  Rudolph J. van der Hiel (director since 1984).

•  Mark L. Dalton (director since 1998).

Each has consented to serve a three year term. (See page 14 for more information.)

If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the three nominees for Class 2 Director will be unable to serve if elected.

Cumulative voting rights do not exist with respect to the election of directors. The individuals receiving the highest number of votes of the shares present (in person or by proxy and entitled to vote at the annual meeting) will be elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES AS CLASS 2 DIRECTOR.

INDEPENDENT AUDITORS

S.R. Snodgrass, A.C., Certified Public Accountants, of Wexford, Pennsylvania, served as the corporation’s independent public accountants for its 2003 fiscal year. The corporation has been advised by S.R. Snodgrass that none of its members has any financial interest in the corporation. In addition to performing customary audit services, S.R. Snodgrass assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. These non-audit services were approved by the corporation’s and the bank’s Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the corporation’s and the bank’s Board of Directors that there was no effect on the independence of the auditors. S.R. Snodgrass will serve as the corporation’s independent public accountants for its 2004 fiscal year. A representative of S.R. Snodgrass will be present at the Annual Meeting of Shareholders. The representative will have an opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the annual meeting.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Securities and Exchange Commission Regulations permit shareholders to submit proposals for consideration at the Annual Meeting of Shareholders. Any proposals for the corporation’s Annual Meeting of Shareholders to be held in 2005, must be submitted to the President and Chief Executive Officer of Citizens Financial Services, Inc., at its principal office at 15 South Main Street, Mansfield, Pennsylvania 16933 on or before Wednesday, November 10, 2004, in order to be included in proxy materials relating to that annual meeting.

Next year’s annual meeting currently is scheduled to be held on Tuesday, April 19, 2005.

Page -19-

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors of the corporation is not aware of any other matters to be presented for action other than described in this proxy statement or the accompanying Notice of Annual Meeting of Shareholders, but if any other matters properly come before the meeting, and any adjournments or postponements of the meeting, the proxy holders are authorized to vote them in accordance with the recommendation of the Board of Directors.

ADDITIONAL INFORMATION

Upon written request of any shareholder, a copy of the corporation’s Annual Report on SEC Form 10-K for its fiscal year ended December 31, 2003, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended , may be obtained without charge, from Randall E. Black, Assistant Treasurer, Citizens Financial Services, Inc., 15 South Main Street, Mansfield, Pennsylvania 16933 .

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Shareholders may contact in writing any director of the corporation at its principal office located at 15 South Main Street, Mansfield, Pennsylvania 16933.

Page -20-

APPENDIX A

CITIZENS FINANCIAL SERVICES, INC.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
July 2003

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

w Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

w Monitor the independence and performance of the Corporation's independent auditors and internal auditing department.

w Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

w Perform the Audit Committee Function for such subsidiaries of the Corporation as determined by the Board of Directors to the extent permissible under applicable law.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Self-Regulatory Organization or Exchange that the corporation is listed and any other applicable regulatory requirements. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman."

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

FINANCIAL STATEMENT REVIEW PROCEDURES

1.     Review the Corporation's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Corporation's accounting principles as applied in its financial reporting.

2.    In consultation with management, independent auditors, and internal auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

Page -21-

3.    Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

4.   Review the adequacy of the Corporation's internal controls.

5.   The Committee's job is one of oversight as set forth in this Audit Charter. It is not the duty of the Committee to prepare the Corporation's financial statements, to plan or conduct audits, or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
      The Corporation's management is responsible for preparing the Corporation's financial statements and for maintaining internal control, and the independent auditors are responsible for auditing the financial statements.

6.   In performing their duties and responsibilities, as permitted under the Pennsylvania Business Corporation Law, as amended, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

w One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

w Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

w Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

INDEPENDENT AUDITORS

1.   The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2.   Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3.   Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4.   Review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditors' independence.

INTERNAL AUDITORS

1.   Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2.   Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

                3.  Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

Page -22-

4.   The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

COMPLIANCE WITH LAWS AND REGULATIONS

1.  Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

2.  Review the findings of any examination by regulatory agencies such as the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, or
     the Securities and Exchange Commission.

3.  Be familiar with Management's response to regulatory examinations.

OTHER COMMITTEE RESPONSIBILITIES

1.   Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years or as may otherwise be required by applicable laws and regulations.

2.   Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal Audit Charter has been approved and that the Audit
     Committee has satisfied its responsibility during the year.

3.  Perform other oversight functions as requested by the Board of Directors. Further, the Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4.  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5.  Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

6.  Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

7.  Establish procedures with regard to the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

SUBSIDIARY BANK AUDIT COMMITTEE

1.  Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.

2.  Perform the duties required to be performed by the fiduciary audit committee for any bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

Page -23-

ANNEX A

CITIZENS FINANCIAL SERVICES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2004

TO THE SHAREHOLDERS OF CITIZENS FINANCIAL SERVICES, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of CITIZENS FINANCIAL SERVICES, INC. will be held at 12:00 p.m., prevailing time, on Tuesday, April 20, 2004 at the Tioga County Fairgrounds Main Building, Whitneyville, Pennsylvania, 16901, for the following purposes:

1.  To elect three Class 2 Directors to serve for a three-year term and until their successors are elected and qualified.

2.  To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

In accordance with the corporation’s Bylaws and action by the Board of Directors, only those shareholders of record at the close of business on March 3, 2004 are entitled to vote at the annual meeting and any adjournment or postponement thereof.

A copy of the corporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2003 is enclosed with this Notice. Copies of the corporation’s Annual Report to Shareholders for the 2002 fiscal year may be obtained at no cost by contacting John M. Thomas, M.D., Interim President, 15 South Main Street, Mansfield, Pennsylvania 16933, telephone: 800-326-9486.

You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitation. Even if you return a proxy, you may vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

By Order of the Board of Directors

John M. Thomas, M.D.
Interim President
March 10, 2004
Mansfield, Pennsylvania

ANNEX B

CITIZENS FINANCIAL SERVICES, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Terry B. Osborne and Thomas C. Lyman and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Citizens Financial Services, Inc. that the undersigned may be entitled to vote at the corporation’s Annual Meeting of Shareholders to be held at the Tioga County Fairgrounds Main Building, Whitneyville, Pennsylvania 16901, on Tuesday, April 20, 2004 at 12:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.  ELECTION OF CLASS 2 DIRECTORS TO SERVE FOR A THREE-YEAR TERM

John E. Novak	Rudolph J. van der Hiel		Mark L. Dalton

[ ]	FOR all nominees listed above (except as marked to the contrary below)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed above

The Board of Directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES.

Luncheon Reservation
[   ] I will attend the luncheon, please include my reservation for person(s)
[   ] I will be unable to attend the luncheon                 Dated: ___________________ , 2004

Number of Shares Held of Record
on March 3, 2004 (Indicated Above)            Signature(s) (Seal)

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.